UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report : July 8, 2003
 (Date of Earliest Event Reported)

Andersen Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-1460 (Commission File Number)	06-0659863 (IRS Employer Identification No.)
405 Park Avenue, Suite 1202 New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 826-8942 Registrant's telephone number, including area code:

Item 7.             Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Press Release dated July 8, 2003

Item 9.            Regulation FD Disclosure.  (The following discussion is furnished under "Item 12.  Results of Operations and Financial Condition.")

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 9. Regulation FD Disclosure."

On July 8, 2003, Andersen Group, Inc. (the "Company") announced via press release the Company's results for the three months ended May 31, 2003.  A copy of the release is attached hereto as Exhibit 99.1.  This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Andersen Group, Inc.
(Registrant)

 /s/ Andrew M. O'Shea
Name:  Andrew M. O'Shea
Title:     Chief Financial Officer
Date:    July 8, 2003